Exhibit 4.1

Execution Version

DRIVEN BRANDS FUNDING, LLC and

DRIVEN BRANDS CANADA FUNDING CORPORATION,

as Co-Issuers

and

CITIBANK, N.A.,

as Trustee and Series 2024-1 Securities Intermediary

SERIES 2024-1 SUPPLEMENT

Dated as of July 29, 2024

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of April 24, 2018

(as amended through and including the Series 2024-1 Closing Date)

$400,000,000 Series 2024-1 Variable Funding Senior Secured Notes, Class A-1

$275,000,000 Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2024-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	Form of Series 2024-1 Class A-1 Advance Note
Exhibit A-1-2	Form of Series 2024-1 Class A-1 Swingline Note
Exhibit A-1-3	Form of Series 2024-1 Class A-1 L/C Note
Exhibit A-2-1	Form of Rule 144A Global Series 2024-1 Class A-2 Note
Exhibit A-2-2	Form of Temporary Regulation S Global Series 2024-1 Class A-2 Note
Exhibit A-2-3	Form of Permanent Regulation S Global Series 2024-1 Class A-2 Note
Exhibit B-1	Form of Transferee Certificate – Series 2024-1 Class A-1 Notes,
Exhibit B-2	Form of Transferee Certificate – Series 2024-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-3	Form of Transferee Certificate – Series 2024-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-4	Form of Transferee Certificate – Series 2024-1 Class A-2 Notes, Regulation S to Rule 144A
Exhibit C	Form of Confirmation of Registration of Uncertificated Notes
Exhibit D	Form of Mandatory/Voluntary Decrease Notice for Series 2024-1 Class A-1 Notes

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SERIES 2024-1 SUPPLEMENT, dated as of July 29, 2024 (this “Series 2024-1 Supplement” or this “Series Supplement”), by and among DRIVEN BRANDS FUNDING, LLC, a Delaware limited liability company (the “Issuer”), DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer” and, together with the Issuer, the “Co-Issuers”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2024-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of April 24, 2018, by and between the Co-Issuers and Citibank, N.A., as Trustee and as Securities Intermediary (as amended by the Amendment No. 1 thereto, dated as of March 19, 2019, the Amendment No. 2 thereto, dated as of June 15, 2019, the Amendment No. 3 thereto, dated as of September 17, 2019, the Amendment No. 4 thereto, dated as of July 6, 2020, the Amendment No. 5 thereto, dated as of December 14, 2020, the Amendment No. 6 thereto, dated as of March 30, 2021, the Amendment No. 7 thereto, dated as of March 30, 2021, the Amendment No. 8 thereto, dated as of September 29, 2021, the Amendment No. 9 thereto, dated as of October 5, 2022, the Amendment No. 10 thereto, dated as of July 3, 2024, the Amendment No. 11 thereto, dated as of the date hereof, and as the same may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2024-1 Notes. On the Series 2024-1 Closing Date, two (2) Classes of Notes of such Series of Notes shall be issued: (a) Series 2024-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2024-1 Class A-1 Notes”) and (b) Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2024-1 Class A-2 Notes”). The Series 2024-1 Class A-1 Notes shall be issued in three (3) Subclasses: (i) Series 2024-1 Class A-1 Advance Notes (as referred to herein, the “Series 2024-1 Class A-1 Advance Notes”), (ii) Series 2024-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2024-1 Class A-1 Swingline Notes”), and (iii) Series 2024-1 Class A-1 L/C Notes (as referred to herein, the “Series 2024-1 Class A-1 L/C Notes”). For purposes of the Base Indenture and this Series 2024-1 Supplement, the Series 2024-1 Class A-1 Notes and the Series 2024-1 Class A-2 Notes shall be deemed to be “Senior Notes”. The Series 2024-1 Class A-1 Notes and the Series 2024-1 Class A-2 Notes shall be issued on the Series 2024-1 Closing Date.

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ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2024-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2024-1 Supplemental Definitions List”) as such Series 2024-1 Supplemental Definitions List may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, which Series 2024-1 Supplemental Definitions List is made a part of this Series Supplement together with the Exhibits to this Series Supplement. All capitalized terms not otherwise defined therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-1 Notes and not to any other Series of Notes issued by the Co-Issuers. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF SERIES 2024-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT; ISSUANCE OF ADDITIONAL CLASS A-1 NOTES

Section 2.1 Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2024-1 Class A-1 Advances set forth in the Series 2024-1 Class A-1 Note Purchase Agreement, (i) after the Series 2024-1 Closing Date, the Co-Issuers may cause the Series 2024-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial aggregate principal amount of the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Advances made on the date of the initial Borrowing (the “Series 2024-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2024-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2024-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. The Series 2024-1 Class A-1 Initial Advance and each Increase shall be made

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in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2024-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement) allocated among the Series 2024-1 Class A-1 Noteholders (other than the Series 2024-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2024-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2024-1 Class A-1 Advance Request or as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2024-1 Class A-1 Note Purchase Agreement, on or after the Series 2024-1 Closing Date, the Co-Issuers (i) may cause the Series 2024-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2024-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Swingline Loans made on date of the initial borrowing pursuant to Section 2.06 of the Series 2024-1 Class A-1 Note Purchase Agreement (the “Series 2024-1 Class A-1 Initial Swingline Loan”) and (ii) may cause the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2024-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2024-1 Closing Date pursuant to Section 2.07 of the Series 2024-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2024-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2024-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2024-1 Class A-1 L/C Obligations are set forth in the Series 2024-1 Class A-1 Note Purchase Agreement.

Section 2.2 Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2024-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2024-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2024-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2024-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which a Manager or a Co-Issuer obtains knowledge of such Series 2024-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Co-Issuers (or the Managers on their behalf) in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and distribution instructions in accordance with Section 4.02 of the Series 2024-1 Class A-1 Note Purchase Agreement. Any associated Series 2024-1 Class A-1 Breakage Amounts incurred as a result of such Mandatory Decrease (calculated in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement) shall be deposited into the applicable Collection Accounts for allocation as Series 2024-1 Class A-1 Notes Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating

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such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2024-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice substantially in the form of Exhibit D hereto (which may be by e-mail of a PDF or other similar format file) of the need for any such Mandatory Decreases to the Trustee and the Series 2024-1 Class A-1 Administrative Agent.

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2024-1 Class A-1 Administrative Agent and the Trustee in the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report, or otherwise substantially in the form set forth in Exhibit D hereto, the Co-Issuers may decrease the Series 2024-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2024-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2024-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2024-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided, that to the extent the deposit into the Series 2024-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2024-1 Class A-1 Note Purchase Agreement. Any associated Series 2024-1 Class A-1 Breakage Amounts incurred as a result of such Voluntary Decrease (calculated in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement) shall be deposited into the applicable Collection Account(s) as indicated in the related Weekly Manager’s Certificate for allocation as Series 2024-1 Class A-1 Notes Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Accounts is sufficient to pay the Trustee, the Servicer and the Managers, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c) Upon distribution to the Series 2024-1 Class A-1 Distribution Account of principal of the Series 2024-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall remit such amounts to the Holders of the Series 2024-1 Class A-1 Advance Notes based solely on the information set forth in the Quarterly Noteholders’ Report.

(d) The Series 2024-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2024-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2024-1 Class A-1 Subfacility Noteholders, referred to herein as a “Subfacility Decrease”) through (i) borrowings of Series 2024-1 Class A-1 Advances to repay Series 2024-1 Class A-1 Swingline Loans and Series 2024-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2024-1 Class A-1 Swingline Loans on same day notice.

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Section 2.3 Issuances of Additional Class A-1 Notes.

(a) In addition to the conditions set forth in Section 2.2(b) of the Base Indenture, for so long as the Series 2024-1 Class A-1 Notes are Outstanding, the issuance of any additional Series of Class A-1 Notes shall also require the consent of the Series 2024-1 Class A-1 Administrative Agent (which consent shall be deemed to have been given unless an objection is delivered to the Co-Issuers within ten (10) Business Days after written notice of such proposed issuance is delivered to the Series 2024-1 Class A-1 Administrative Agent).

(b) Upon receipt of written notice from the Co-Issuers of the Series 2024-1 Class A-1 Administrative Agent of any increase or decrease in a Commitment Amount, the Trustee shall indicate such new Commitment Amount in its books and records; provided that the Administrative Agent’s books and records indicating the then applicable Commitment Amounts shall be controlling for all purposes under the Transaction Documents.

ARTICLE III

SERIES 2024-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2024-1 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2024-1 Notes. On or after the Series 2024-1 Closing Date, the Co-Issuers shall arrange for the issuance of an Interest Reserve Letter of Credit under the Series 2024-1 Class A-1 Note Purchase Agreement. Such Interest Reserve Letter of Credit shall satisfy the Co-Issuers’ requirement to maintain (i) funds in the Senior Notes Interest Reserve Accounts, or (ii) a letter of credit, or a combination thereof, in an aggregate amount equal to the Senior Notes Interest Reserve Amount, as calculated after giving effect to the issuance of the Series 2024-1 Class A-2 Notes. Such Interest Reserve Letter of Credit shall replace any pre-existing deposits or Interest Reserve Letters of Credit in respect of required interest reserve amounts for the Series 2019-1 Notes, the Series 2019-2 Notes, the Series 2020-1 Notes, the Series 2020-2 Notes, the Series 2021-1 Notes and the Series 2022-1 Notes.

Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2024-1 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing pursuant to the related Weekly Manager’s Certificate to withdraw from the Collection Accounts all amounts relating to the Series 2024-1 Notes and, to the extent that funds are available therefor, allocate such amounts pursuant to and in accordance with the provisions of the Priority of Payments, including the following:

(a) Series 2024-1 Senior Notes Accrued Quarterly Interest Amounts. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Quarterly Interest and, without duplication, the Series 2024-1 Class A-1 L/C Fees deemed to be “Senior Notes Accrued Quarterly Interest Amounts” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

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(b) Series 2024-1 Class A-1 Notes Accrued Quarterly Commitment Fees Amount. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Class A-1 Notes Quarterly Commitment Fees deemed to be a “Class A-1 Notes Accrued Quarterly Commitment Fees Amount” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(c) Series 2024-1 Class A-1 Administrative Expenses. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to pay to the Series 2024-1 Class A-1 Administrative Agent from the Collection Accounts the Series 2024-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Notes Administrative Expenses” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(d) [Reserved].

(e) Series 2024-1 Senior Notes Rapid Amortization and Renewal Date Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period or if the Series 2024-1 Class A-1 Notes shall not have been repaid in full on or before the Series 2024-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts for payment of principal on the Series 2024-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts. On each Weekly Allocation Date, only to the extent that the Series 2024-1 Class A-2 Non-Amortization Test is not satisfied and the previous Quarterly Payment Date is prior to the Series 2024-1 Anticipated Repayment Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments. Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts will be made on the Quarterly Payment Date occurring in October 2024.

(g) Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiencies. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts any portion of the Senior Notes Scheduled Principal Payments Deficiency Amounts attributable to the Series 2024-1 Class A-2 Notes pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(h) Series 2024-1 Class A-1 Notes Cash Collateral Amounts. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts amounts then known by the Managers that will become due under the Series 2024-1 Class A-1 Note Purchase Agreement prior to the immediately succeeding Quarterly Payment Date with respect to the cash collateralization of Letters of Credit issued under the Series 2024-1 Class A-1 Note Purchase Agreement pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

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(i) Series 2024-1 Class A-1 Notes Principal Amounts. On each Weekly Allocation Date, if the Series 2024-1 Class A-1 Notes Renewal Date has not occurred, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts any outstanding amounts due and payable in respect of the Outstanding Principal Amount of the Series 2024-1 Class A-1 Notes pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(j) Series 2024-1 Class A-1 Notes Other Amounts. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Class A-1 Notes Other Amounts deemed to be “Class A-1 Notes Other Amounts” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(k) Series 2024-1 Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest and the Series 2024-1 Quarterly Post-ARD Additional Interest deemed to be the “Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(l) Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration deemed to be “unpaid premiums and make-whole prepayment consideration” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

(m) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of the Co-Issuers.

Section 3.3 Certain Distributions from Series 2024-1 Distribution Accounts. On each Quarterly Payment Date based solely upon the most recent Quarterly Noteholders’ Allocation Report or Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2024-1 Class A-1 Noteholders from the Series 2024-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Accounts, the Class A-1 Notes Commitment Fees Accounts and the Senior Notes Principal Payment Accounts or otherwise, as applicable, pursuant to Section 5.12(a), (d) or (h) or otherwise, as applicable, of the Base Indenture, and deposited into the Series 2024-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts on such Quarterly Payment Date and (ii) to the Series 2024-1 Class A-2 Noteholders from the Series 2024-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account and the Senior Notes Principal Payment Accounts or otherwise, as

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applicable, pursuant to Section 5.12(a) or (h) or otherwise, as applicable, of the Base Indenture, and deposited into the Series 2024-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal, on such Quarterly Payment Date.

Section 3.4 Series 2024-1 Class A-1 Interest and Certain Fees.

(a) Series 2024-1 Class A-1 Note Rate. From and after the Series 2024-1 Closing Date, the applicable portions of the Series 2024-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2024-1 Class A-1 Note Rate and (ii) Series 2024-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2024-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2024-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2024-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2024-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2024-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2024-1 Class A-1 Note Rate.

(c) Series 2024-1 Class A-1 Post-Renewal Date Additional Interest. From and after the Series 2024-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Series 2024-1 Final Payment has not been made, additional interest will accrue on the Series 2024-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2024-1 Class A-1 Note Rate. All computations of Series 2024-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of Series 2024-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advance shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2024-1 Class A-1 Note Purchase Agreement. Any Series 2024-1 Class A-1 Post-Renewal Date Additional Interest shall be made on a 30/360 Basis. Any Series 2024-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in

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accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2024-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2024-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2024-1 Legal Final Maturity Date or otherwise as part of any Series 2024-1 Final Payment by indicating the amount thereof on the related Quarterly Noteholders’ Report or otherwise in written instructions from the Managers to the Trustee.

(d) Series 2024-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-1 Notes shall commence on the Series 2024-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the following Quarterly Payment Date.

Section 3.5 Series 2024-1 Class A-2 Interest.

(a) Series 2024-1 Class A-2 Note Rate. From the Series 2024-1 Closing Date until the Series 2024-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2024-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2024-1 Class A-2 Note Rate for such Interest Accrual Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-2 Notes or on any other day on which all of the Series 2024-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2024-1 Class A-2 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2024-1 Class A-2 Note Rate. All computations of interest at the Series 2024-1 Class A-2 Note Rate shall be made on a 30/360 Basis.

(b) Series 2024-1 Class A-2 Notes Quarterly Post-ARD Additional Interest.

(i) Post-ARD Additional Interest. From and after the Series 2024-1 Anticipated Repayment Date, if the Series 2024-1 Final Payment has not been made, then additional interest (the “Series 2024-1 Quarterly Post-ARD Additional Interest”) shall accrue on the Series 2024-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2024-1 Quarterly Post-ARD Additional Interest Rate”) equal to the rate determined by the Servicer to be the greater of (I) 5.00% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2024-1 Class A-2 Note Rate: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2024-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (B) 5.00%, plus (C) 2.10%. In addition, regular interest shall continue to accrue at the Series 2024-1 Class A-2 Note Rate from and after the Series 2024-1 Anticipated Repayment Date.

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(ii) Payment of Series 2024-1 Quarterly Post-ARD Additional Interest. Any Series 2024-1 Quarterly Post-ARD Additional Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (A) on any related Weekly Allocation Date in accordance with the Priority of Payments and (B) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2024-1 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2024-1 Legal Final Maturity Date) shall not be an Event of Default and interest shall not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2024-1 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-2 Notes or on any other day on which all of the Series 2024-1 Outstanding Principal Amount is required to be paid in full.

(c) Series 2024-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-2 Notes shall commence on the Series 2024-1 Closing Date and end on (but exclude) October 20, 2024.

Section 3.6 Payment of Series 2024-1 Note Principal.

(a) Series 2024-1 Class Principal Payment at Legal Maturity. The Series 2024-1 Outstanding Principal Amount shall be due and payable on the Series 2024-1 Legal Final Maturity Date. The Series 2024-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement.

(b) Series 2024-1 Anticipated Repayment; Series 2024-1 Class A-1 Notes Renewal Date. The Series 2024-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in October 2031 (such date, the “Series 2024-1 Anticipated Repayment Date”); provided that: (i) if the DSCR is greater than 2.00x as of the Quarterly Calculation Date immediately preceding the Series 2024-1 Anticipated Repayment Date and the Series 2024-1 Class A-2 Notes are repaid or refinanced in full on or before the date that is one (1) calendar year following the Series 2024-1 Anticipated Repayment Date, the Series 2024-1 Anticipated Repayment Date shall be deemed to be the date on which the Series 2024-1 Class A-2 Notes are repaid or refinanced for all purposes under this Series Supplement and the Base Indenture and (ii) if each of the Series 2024-1 Class A-2 Noteholders and Series 2024-1 Class A-2 Note Owners agree to (x) amend or extend the Series 2024-1 Anticipated Repayment Date, the Series 2024-1 Anticipated Repayment Date shall be deemed to be such amended or extended date for all purposes under this Series Supplement and the Base Indenture and/or (y) waive the occurrence of the failure of the Co-Issuers to make the Series 2024-1 Final Payment on or prior to the Series 2024-1 Anticipated Repayment Date (which waiver may be provided on, prior to or after the Series 2024-1 Anticipated Repayment Date), then, in each case, the Co-Issuers shall be deemed not to have

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failed to repay or refinance the Series 2024-1 Class A-2 Notes in full on or prior to the Series 2024-1 Anticipated Repayment Date for all purposes under this Series Supplement and the Base Indenture, any related Rapid Amortization Event in respect of the Series 2024-1 Class A-2 Notes shall be deemed not to have occurred under this Series Supplement and the Base Indenture and any related Rapid Amortization Period shall be deemed to have ended automatically as a result of the Rapid Amortization Event being deemed not to occur. The initial Series 2024-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in October 2029 unless extended as provided below in this Section 3.6(b).

(i) First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), the Managers (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in October 2029 to elect (the “Series 2024-1 First Extension Election”) to extend the Series 2024-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in October 2030 by delivering written notice to the Series 2024-1 Class A-1 Administrative Agent, the Trustee and the Control Party to the effect that the conditions precedent to such Series 2024-1 First Extension Election have been satisfied; provided that upon such extension, the Quarterly Payment Date occurring in October 2030 shall become the Series 2024-1 Class A-1 Notes Renewal Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2024-1 First Extension Election has been made and become effective, the Managers (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in October 2030 to elect (the “Series 2024-1 Second Extension Election”) to extend the Series 2024-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in October 2031 by delivering written notice to each of the Series 2024-1 Class A-1 Administrative Agent, the Trustee and the Control Party to the effect that the conditions precedent to such Series 2024-1 Second Extension Election have been satisfied; provided that upon such extension, the Quarterly Payment Date occurring in October 2031 shall become the Series 2024-1 Class A-1 Notes Renewal Date.

(iii) Conditions Precedent to Series 2024-1 Extension Elections. It shall be a condition to the effectiveness of each of the Series 2024-1 Extension Elections that as of the date of such Series 2024-1 Extension Election (a) the DSCR is greater than or equal to 2.25:1.00 (calculated as of the most recent Quarterly Calculation Date), (b) either (1) the rating assigned to any outstanding Series of Class A-2 Notes by any Rating Agency has not been downgraded below “BBB-” or withdrawn or (2) any outstanding Series of Class A-2 Notes have been downgraded or their rating has been withdrawn by such Rating Agency but such downgrade or withdrawal was caused primarily by the bankruptcy, insolvency or other financial difficulty experienced by any entity other than an Affiliate of Parent and (c) all Class A-1 Extension Fees shall have been paid on or prior to the date of such Series 2024-1 Extension Election. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable date of such Series 2024-1 Extension Election, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2024-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of any Series 2024-1 Extension Election.

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(c) Payment of Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts. Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts shall be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date commencing with the Quarterly Payment Date occurring in October 2024, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(d) Series 2024-1 Notes Mandatory Payments of Principal.

(i) [Reserved].

(ii) [Reserved].

(iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2024-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available; provided, that any Rapid Amortization Event that begins following the occurrence of a Rapid Amortization Event described in Section 9.1(d) of the Base Indenture in respect of the Series 2024-1 Anticipated Repayment Date may cease to occur to the extent provided pursuant to, and in accordance with, Section 3.6(b). Such payments shall be allocated among the Series 2024-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

(iv) If the Series 2024-1 Class A-1 Notes shall not have been repaid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or before the Series 2024-1 Class A-1 Notes Renewal Date (after giving effect to extensions), principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2024-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2024-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2024-1 Class A-1 Note Purchase Agreement. For the avoidance of doubt, no Series 2024-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2024-1 Class A-1 Notes.

(e) Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration Payments. In connection with any prepayment of any Series 2024-1 Class A-2 Notes funded with Asset Disposition Proceeds or the proceeds of Permitted Brand Dispositions pursuant to Section 3.6(j) or in connection with any optional prepayment of any Series 2024-1 Class A-2 Notes made

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pursuant to Section 3.6(f) (each, a “Series 2024-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration to the Series 2024-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2024-1 Prepayment Amount; provided that no such Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable in connection with (A) any prepayment made on or after the Quarterly Prepayment Date occurring in the thirty-sixth (36) month prior to the Series 2024-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”); (B) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds; (C) Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payments or Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts; (D) mandatory prepayments due to a Rapid Amortization Event; (E) prepayments pursuant to the exercise of any EU/UK Applicable Investor Put Option; (F) any cancellations of repurchased Series 2024-1 Class A-2 Notes; (G) prepayments made from the Release Price in respect of any Qualifying Permitted Brand Dispositions; and (H) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2024-1 Class A-2 Notes prior to the Prepayment Consideration End Date at the sole discretion of the Co-Issuers, for which the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable).

(f) Optional Prepayment of Series 2024-1 Class A-2 Notes; EU/UK Applicable Investor Put Option. Subject to Section 3.6(e) and Section 3.6(g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2024-1 Class A-2 Notes in whole or in part on any Business Day, subject to the payment of the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration to the extent applicable to the Series 2024-1 Class A-2 Notes; provided that the Co-Issuers shall not make any optional prepayment in part of any Series 2024-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $1,000,000 (except that any such prepayment may be in a principal amount less than such amount if (x) effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement or (y) such prepayment is a Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payment); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payment Accounts (including any amounts to be transferred from the Cash Trap Reserve Accounts pursuant to Section 5.12(h) of the Base Indenture) that is allocable to the Series 2024-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2024-1 Class A-2 Notes to be prepaid and any Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration (calculated in accordance with each Co-Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement)) required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2024-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Payment Accounts that is allocable to the Series 2024-1 Outstanding Principal Amount to be prepaid is sufficient to pay the following amounts, calculated in accordance with each Co-Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement), (A) the Series 2024-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2024-1 Prepayment Date relating to the Series 2024-1 Outstanding Principal Amount to be prepaid (other than any Series 2024-1 Quarterly Post-ARD Additional Interest) and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2024-1 Quarterly Post-ARD Additional Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2024-1 Class A-2 Notes; and (iii) the Co-Issuers reimburse, in accordance

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with their Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement), the Trustee, the Servicer and the Managers, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement. If DBI, Canco or any Affiliate thereof or any other Person intends to enter into any transaction pursuant to which, on account of a good faith, third-party acquisition negotiated on market terms, a change of control would directly or indirectly occur which would be incompatible, pursuant to the reasonable advice of counsel to the EU/UK Retention Holders, with the obligations of the EU/UK Retention Holders under Section 2 of the EU/UK Risk Retention Letter, a written notice will be provided (in accordance with the EU/UK Risk Retention Letter) to each holder of any Series 2024-1 Notes that is an EU/UK Applicable Investor, with the option for its Series 2024-1 Notes to be repaid in full at par, without, to the extent applicable, any Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration with respect to the relevant Notes, subject to the terms and conditions set forth in the EU/UK Risk Retention Letter (the “EU/UK Applicable Investor Put Option”).

(g) Notices of Prepayments.

(i) Except in the case of any Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payment, the Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2024-1 Prepayment with respect to the Series 2024-1 Class A-2 Notes pursuant to Section 3.6(f) of this Series Supplement to each Series 2024-1 Class A-2 Noteholder affected by such Series 2024-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the written request of the Co-Issuers, such notice to the affected Series 2024-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers; provided, further, that in the case of any prepayment to be made pursuant to the exercise of any EU/UK Applicable Investor Put Option, such written notice shall be provided to each relevant EU/UK Applicable Investor in accordance with the EU/UK Risk Retention Letter and Section 3.6(f). In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2024-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2024-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be a Business Day, (B) the Series 2024-1 Prepayment Amount and (C) the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date on which the applicable Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, to be paid in connection therewith shall be calculated. The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw or amend the Series 2024-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series 2024-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the

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occurrence of a Change of Control. The Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each affected Series 2024-1 Class A-2 Noteholder to the extent such Series 2024-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2024-1 Class A-2 Noteholder. A Prepayment Notice may be revoked by the Co-Issuers if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2024-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the written request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2024-1 Class A-2 Noteholders.

(ii) In the case of any Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payment, on the applicable Weekly Allocation Date the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement, which report shall specify (A) the Series 2024-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be the next applicable Quarterly Payment Date, and (B) the Series 2024-1 Prepayment Amount.

For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2024-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.

(h) Series 2024-1 Prepayments. On each Series 2024-1 Prepayment Date with respect to any Series 2024-1 Prepayment, the Series 2024-1 Prepayment Amount and the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, and any associated Series 2024-1 Class A-1 Breakage Amounts applicable to such Series 2024-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2024-1 Prepayment Amount together with the applicable Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, and any associated Series 2024-1 Class A-1 Breakage Amounts applicable to such Series 2024-1 Prepayment, by, to the extent not already deposited therein pursuant to Section 3.6(f) of this Series Supplement, depositing such amounts in the applicable Series 2024-1 Class A-2 Distribution Account on or prior to the related Series 2024-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i) Prepayment Consideration Not Payable. For the avoidance of doubt, there is no Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2024-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payments or Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iii) any prepayment on or after the Prepayment Consideration End Date, (iv) mandatory prepayments due to a Rapid Amortization Event, (v) prepayments pursuant to the exercise of any EU/UK Applicable Investor Put Option, (vi) any cancellations of repurchased Series 2024-1 Class A-2 Notes, (vii) prepayments made from the

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Release Price in respect of any Qualifying Permitted Brand Dispositions and (viii) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2024-1 Class A-2 Notes prior to the Prepayment Consideration End Date at the sole discretion of the Co-Issuers, for which the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable).

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Release Prices; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds, Release Prices (subject to the proviso hereto) or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Accounts in accordance with Section 5.11(a)(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Accounts in accordance with Section 5.12(h) of the Base Indenture and deposited into the applicable Series 2024-1 Distribution Accounts and used to repay first, if the Series 2024-1 Class A-1 Notes shall have not been repaid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or before the Series 2024-1 Class A-1 Notes Renewal Date, the Series 2024-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2024-1 Class A-1 Note Purchase Agreement) and second, the Series 2024-1 Class A-2 Notes (based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date immediately succeeding such deposit on a pro rata basis; provided that in connection with any Qualifying Permitted Brand Disposition that occurs on or prior to the first anniversary of the Series 2024-1 Closing Date, no Release Price will be applied to the outstanding principal amount of the Series 2024-1 Class A-2 Notes (and the commensurate portion of the Release Price that would otherwise be applied to the Series 2024-1 Class A-2 Notes will be treated as Collections) so long as the Senior Leverage Ratio calculated on a pro forma basis is less than (a) the Senior Leverage Ratio on the Series 2024-1 Closing Date plus (b) 0.25x. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment consideration. The Co-Issuers shall, however, be obligated to pay any applicable Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment funded with Asset Disposition Proceeds or the proceeds of Permitted Brand Dispositions (other than with respect to any Qualifying Permitted Brand Dispositions), as applicable, pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(k) Series 2024-1 Prepayment Distributions. On the Series 2024-1 Prepayment Date for each Series 2024-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2024-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2024-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2024-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2024-1 Outstanding

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Principal Amount, the amount deposited into the Series 2024-1 Class A-2 Distribution Account pursuant to this Section 3.6 (which may include amounts required by this Section 3.6 of this Series Supplement to be on deposit in other Indenture Trust Accounts prior to transfer to the Series 2024-1 Class A-2 Distribution Account as set forth in the applicable written report provided to the Trustee pursuant to this Section 3.6(k)), if any, in order to repay the applicable portion of the Series 2024-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2024-1 Prepayment Date and any Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration due to Series 2024-1 Class A-2 Noteholders payable on such date.

(l) Series 2024-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2024-1 Prepayment Date that shall be the Series 2024-1 Final Payment Date; provided, however, that with respect to any Series 2024-1 Final Payment that is made in connection with any mandatory prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2024-1 Final Payment, and in the case of any optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2024-1 Final Payment beyond the notice required to be given in connection with such optional prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2024-1 Class Note is registered at the close of business on such Prepayment Record Date of the Series 2024-1 Prepayment Date that shall be the Series 2024-1 Final Payment Date. Such written notice to be sent to the Series 2024-1 Noteholders shall be made at the expense of the Co-Issuers and shall be sent by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2024-1 Final Payment shall be made and shall specify that such Series 2024-1 Final Payment shall be payable only upon presentation and surrender (or deregistration in the case of Uncertificated Notes) of the Series 2024-1 Notes and shall specify the place where the Series 2024-1 Notes (other than any Uncertificated Notes) may be presented and surrendered for such Series 2024-1 Final Payment.

Section 3.7 Series 2024-1 Class A-1 Distribution Account.

(a) Establishment of Series 2024-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Co-Issuers subject to the lien of the Trustee for the benefit of the Series 2024-1 Class A-1 Noteholders an account (the “Series 2024-1 Class A-1 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-1 Noteholders. The Series 2024-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-1 Distribution Account will be established with the Trustee. Any and all amounts held in the Series 2024-1 Class A-1 Distribution Account shall remain uninvested.

(b) [Reserved].

(c) [Reserved].

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(d) Series 2024-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2024-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing the Series 2024-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2024-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-1 Notes have been paid, in accordance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2024-1 Class A-1 Note Purchase Agreement), (2) all fees and expenses and other amounts then due and payable under the Series 2024-1 Class A-1 Note Purchase Agreement have been paid and (3) all Series 2024-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Managers on their behalf), shall withdraw from the Series 2024-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2024-1 Class A-1 Noteholders under the Base Indenture with respect to the Series 2024-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2024-1 Class A-1 Noteholders’ security interest in the Series 2024-1 Class A-1 Distribution Account Collateral.

Section 3.8 Series 2024-1 Class A-2 Distribution Account.

(a) Establishment of Series 2024-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Co-Issuers subject to the lien of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders an account (the “Series 2024-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-2 Noteholders. The Series 2024-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-2 Distribution Account shall be established with the Trustee. Any and all amounts held in the Series 2024-1 Class A-2 Distribution Account shall remain uninvested.

(b) [Reserved].

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(c) Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2024-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-1 Class A-2 Distribution Account, or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-2 Distribution Account Collateral”).

(d) Termination of Series 2024-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Managers on their behalf), shall withdraw from the Series 2024-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2024-1 Distribution Accounts shall be the “Series 2024-1 Securities Intermediary”. If the Series 2024-1 Securities Intermediary in respect of any Series 2024-1 Distribution Account is not the Trustee, the Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2024-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2024-1 Securities Intermediary agrees that:

(i) The Series 2024-1 Distribution Accounts are accounts to which Financial Assets shall or may be credited;

(ii) The Series 2024-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2024-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2024-1 Distribution Account shall be registered in the name of a Series 2024-1 Securities Intermediary, as applicable, indorsed to such Series 2024-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of such Series 2024-1 Securities Intermediary, and in no case shall

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any Financial Asset credited to any Series 2024-1 Distribution Account be registered in the name of the Co-Issuers, payable to the order of the Co-Issuers or specially indorsed to the Co-Issuers;

(iv) All property delivered to the Series 2024-1 Securities Intermediary pursuant to this Series Supplement shall be promptly credited to the appropriate Series 2024-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2024-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2024-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2024-1 Distribution Accounts, the Series 2024-1 Securities Intermediary shall comply with such entitlement order without further consent by the Co-Issuers, any other Securitization Entity or any other Person;

(vii) The Series 2024-1 Distribution Accounts and all issues specified in Article (l) of the Hague Securities Convention shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to be the applicable Series 2024-1 Securities Intermediary’s jurisdiction and the Series 2024-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The Series 2024-1 Securities Intermediary represents that it has an office in the United States which is engaged in a business or other regular activity of maintaining securities accounts;

(viii) No Series 2024-1 Securities Intermediary has entered into, and until termination of this Series Supplement shall not enter into, any agreement with any other Person relating to the Series 2024-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and such Series 2024-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement shall not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2024-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2024-1 Distribution Account, neither any Series 2024-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2024-1 Distribution Accounts or any Financial Asset credited thereto. If any Series 2024-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2024-1 Distribution Account or any Financial Asset carried therein, the Series 2024-1 Securities Intermediary shall promptly notify the Series 2024-1 Class A-1 Administrative Agent, the Trustee, the Managers, the Servicer and the Co-Issuers thereof.

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(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2024-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2024-1 Distribution Accounts; provided, however, that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2024-1 Distribution Accounts.

Section 3.10 Managers. Pursuant to each Management Agreement, the Managers have agreed to provide certain reports, notices, instructions and other services on behalf of the respective Co-Issuer. The Series 2024-1 Noteholders by their acceptance of the Series 2024-1 Notes consent to the provision of such reports and notices to the Trustee by the Managers in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2024-1 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2024-1 Distribution Accounts shall cease to be an Eligible Account (each, a “Series 2024-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2024-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2024-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Servicer and the Trustee.

Section 3.12 Calculation of the DSCR. For purposes of calculating the DSCR as of the first four (4) Quarterly Calculation Dates following the Series 2024-1 Closing Date, (x) “Debt Service” with respect to the Series 2018-1 Notes and Series 2019-3 Notes shall be deemed to be $0, and (y) “Debt Service” with respect to the Series 2024-1 Notes shall be deemed, for any period prior to the Series 2024-1 Closing Date, to equal the sum of:

(a) the Senior Notes Quarterly Interest Amount for (i) the Series 2024-1 Class A-2 Notes and (ii) the Series 2024-1 Class A-1 Notes that would be payable on the October 2024 Quarterly Payment Date assuming a 90-day Interest Accrual Period for such Notes; provided that with respect to the Series 2024-1 Class A-1 Notes, such amount will be calculated as the actual Senior Notes Quarterly Interest Amount for such Notes for the initial Interest Accrual Period following the Series 2024-1 Closing Date plus an amount based on the Managers’ good faith utilization estimate for the remainder of the assumed 90-day Interest Accrual Period;

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(b) the aggregate Class A-1 Notes Quarterly Commitment Fees Amount for the Series 2024-1 Class A-1 Notes that would be payable on the October 2024 Quarterly Payment Date assuming a 90-day Interest Accrual Period for such Notes; provided that with respect to the Series 2024-1 Class A-1 Notes, such amount will be calculated as the actual Senior Notes Quarterly Interest Amount for such Notes for the initial Interest Accrual Period following the Series 2024-1 Closing Date plus an amount based on the Managers’ good faith utilization estimate for the remainder of the assumed 90-day Interest Accrual Period; and

(c) the aggregate amount of Scheduled Principal Payments on the Series 2024-1 Class A-2 Notes due and payable on the October 2024 Quarterly Payment Date (without giving effect to any reductions of Scheduled Principal Payments available due to the satisfaction of the Series 2024-1 Non-Amortization Test).

ARTICLE IV

FORM OF SERIES 2024-1 NOTES

Section 4.1 Issuance of Series 2024-1 Class A-1 Notes.

(a) The Series 2024-1 Class A-1 Advance Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2024-1 Class A-1 Noteholders (other than the Series 2024-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2024-1 Class A-1 Noteholders. The Series 2024-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2024-1 Class A-1 Notes Maximum Principal Amount as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2024-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1 of this Series Supplement. The Series 2024-1 Class A-1 Administrative Agent shall record any Increases or Decreases with respect to the Series 2024-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2024-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2024-1 Class A-1 Swingline Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2024-1 Class A-1 Swingline

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Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2024-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2024-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2024-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2024-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2024-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2024-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2024-1 Class A-1 Notes will exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2024-1 Class A-1 Advance Notes, the Series 2024-1 Class A-1 Swingline Notes and the Series 2024-1 Class A-1 L/C Notes in the aggregate exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount.

(e) The Series 2024-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2024-1 Class A-1 Notes, as evidenced by their execution of the Series 2024-1 Class A-1 Notes. The Series 2024-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2024-1 Class A-1 Notes, as evidenced by their execution of such Series 2024-1 Class A-1 Notes. The initial sale of the Series 2024-1 Class A-1 Notes is limited to Persons who have executed the Series 2024-1 Class A-1 Note Purchase Agreement. The Series 2024-1 Class A-1 Notes may be resold only to a Co-Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2024-1 Class A-1 Notes may be resold to Persons who are Competitors with the prior written consent of the Co-Issuers) in compliance with the terms hereof and of the Series 2024-1 Class A-1 Note Purchase Agreement.

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(f) Uncertificated Notes. At the request of a Holder or transferee of the Series 2024-1 Class A-1 Notes, the Series 2024-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit C attached hereto.

(i) Except as otherwise expressly provided herein:

(A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement;

(B) with respect to any Uncertificated Note, (1) references herein to authentication and delivery of a Series 2024-1 Class A-1 Note shall be deemed to refer to creation of an entry for such Series 2024-1 Class A-1 Note in the Note Register and registration of such Series 2024-1 Class A-1 Note in the name of the owner, (2) references herein to cancellation of a Series 2024-1 Class A-1 Note shall be deemed to refer to deregistration of such Series 2024-1 Class A-1 Note and (3) references herein to the date of authentication of a Series 2024-1 Class A-1 Note shall refer to the date of registration of such Series 2024-1 Class A-1 Note in the Note Register in the name of the owner thereof;

(C) references to execution of Series 2024-1 Class A-1 Notes by the Co-Issuers, to surrender of the Series 2024-1 Class A-1 Notes and to presentment of the Series 2024-1 Class A-1 Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.3 of this Series Supplement relating to surrender of the Series 2024-1 Class A-1 Notes shall apply equally to deregistration of Uncertificated Notes; and

(D) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (1) in connection with a transfer of the related Uncertificated Note or (2) in connection with the final payment of the related Uncertificated Note.

(ii) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(iii) Each of the Series 2024-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2024-1 Class A-1 Notes shall be cancelled and deregistered by the Registrar.

(iv) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2024-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar.

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Section 4.2 Issuance of Series 2024-1 Class A-2 Notes.

(a) The Series 2024-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2024-1 Initial Principal Amount on the Series 2024-1 Closing Date by the Co-Issuers pursuant to the Series 2024-1 Class A-2 Note Purchase Agreement. The Series 2024-1 Class A-2 Notes shall be resold initially only to (A) a Co-Issuer or its Affiliates, (B) in the United States, to Persons who are not Competitors who are QIBs in reliance on Rule 144A or (C) outside the United States, to Persons who are not Competitors who are not U.S. persons (as defined in Regulation S) (a “U.S. Person”) in offshore transactions in reliance on Regulation S. The Series 2024-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.

The Series 2024-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2024-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2024-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2024-1 Class A-2 Notes offered and sold on the Series 2024-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2024-1 Class A-2 Note, such Series 2024-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The

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aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2024-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2024-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Transfer Restrictions of Series 2024-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2024-1 Class A-1 Note Purchase Agreement, the holder of any Series 2024-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (other than any Uncertificated Note) such Series 2024-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar, by the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2024-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2024-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2024-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2024-1 Class A-1 Note Purchase Agreement, then such Series 2024-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2024-1 Class A-1 Advance Note. In exchange for any Series 2024-1 Class A-1 Advance Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.3(a), the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2024-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2024-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2024-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2024-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2024-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to

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take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.

Upon the issuance of transferred Series 2024-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2024-1 Class A-1 Advance Note as Series 2024-1 Class A-1 Noteholders.

(b) Each Series 2024-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-1 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) AND DRIVEN BRANDS CANADA FUNDING CORPORATION (“CANADIAN ISSUER” AND TOGETHER WITH THE ISSUER, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS A CO-ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT (SERIES 2024-1 CLASS A-1 NOTES), DATED AS OF JULY 29, 2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, THE GUARANTORS PARTY THERETO, DRIVEN BRANDS, INC., AS THE U.S. MANAGER, DRIVEN BRANDS CANADA SHARED SERVICES INC., AS THE CANADIAN MANAGER, THE CONDUIT INVESTORS PARTY THERETO, THE COMMITTED NOTE PURCHASERS PARTY THERETO, THE FUNDING AGENTS PARTY THERETO, AND BARCLAYS BANK PLC, AS THE ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2024-1 Class A-1 Notes except as provided herein.

Section 4.4 Transfer Restrictions of Series 2024-1 Class A-2 Notes.

(a) A Series 2024-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2024-1 Class A-2 Note

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that is issued in exchange for a Series 2024-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2024-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2024-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the

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applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2024-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2024-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

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(f) In the event that a Series 2024-1 Global Note or any portion thereof is exchanged for Series 2024-1 Class A-2 Notes other than Series 2024-1 Global Notes, such other Series 2024-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2024-1 Class A-2 Notes that are not Series 2024-1 Global Notes or for a beneficial interest in a Series 2024-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2024-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2024-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2024-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(e) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2024-1 Class A-2 Notes Rule 144A Global Notes, the Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2024-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THE SERIES 2024-1 CLASS A-2 NOTES HAVE NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THE SERIES 2024-1 CLASS A-2 NOTES MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED

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INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW.

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(i) The Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2024-1 Global Notes issued in connection with the Series 2024-1 Class A-2 Notes shall also bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO-ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2024-1 Class A-2 Notes except as provided herein. The legend required for a Series 2024-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2024-1

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Class A-2 Notes Rule 144A Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2024-1 Class A-2 Notes Rule 144A Global Note shall not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Managers, on their behalf), shall authenticate and deliver in exchange for such Series 2024-1 Class A-2 Notes Rule 144A Global Note a Series 2024-1 Class A-2 Note or Series 2024-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2024-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2024-1 Class A-2 Note as provided above, no other Series 2024-1 Class A-2 Note issued in exchange for all or any part of such Series 2024-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2024-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2024-1 Note pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2024-1 Note as follows:

(a) With respect to any sale of Series 2024-1 Class A-2 Notes pursuant to Rule 144A, it is not a Competitor and it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2024-1 Class A-2 Notes to it shall be made in reliance on Rule 144A. Its acquisition of Series 2024-1 Class A-2 Notes in any such sale shall be for its own account or for the account of another QIB that is not a Competitor.

(b) With respect to any sale of Series 2024-1 Class A-2 Notes pursuant to Regulation S, at the time the buy order for such Series 2024-1 Class A-2 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, not a Competitor, and was not purchasing for the account or benefit of a U.S. Person who is not a Competitor.

(c) It shall, and each account for which it is purchasing shall, hold and transfer at least the minimum denomination of Series 2024-1 Class A-2 Notes.

(d) It understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Series 2024-1 Class A-2 Notes from one or more book-entry depositories. The purchaser agrees that none of the Managers, the Co-Issuers, the Trustee or the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of such information as to the name and address of the Note Owners maintained by the Trustee.

(e) It understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website.

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(f) It shall provide to each person to whom it transfers Series 2024-1 Notes notices of any restrictions on transfer of such Series 2024-1 Notes.

(g) It understands that (i) the Series 2024-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2024-1 Notes have not been registered under the Securities Act, (iii) such Series 2024-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to a Co-Issuer or an Affiliate of the Co-Issuers, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States, any applicable securities laws of any province or territory of Canada and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and any applicable securities laws of any province or territory of Canada and (iv) it shall, and each subsequent holder of a Series 2024-1 Note is required to, notify any subsequent purchaser of a Series 2024-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Rule 144A Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h) and (j) of this Series Supplement.

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j) of this Series Supplement.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j) of this Series Supplement.

(k) Either (i) it is not acquiring or holding the Series 2024-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) or a governmental, church, non-U.S. or other plan which is subject to any applicable Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Class A-2 Notes (or any interest therein) shall not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law).

(l) If it is using assets of a Plan to acquire or hold the Series 2024-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the Co-Issuers, the Initial Purchasers, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to

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the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2024-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2024-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2024-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2024-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2024-1 Class A-2 Notes.

(m) It understands that any subsequent transfer of the Series 2024-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2024-1 Class A-2 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act. In addition, it understands that the Series 2024-1 Class A-2 Notes are subject to certain transfer restrictions and may not be resold in Canada, directly or indirectly, except in reliance on an exemption from applicable prospectus requirements or discretionary relief under the applicable securities laws of any province or territory of Canada.

(n) It is not a Competitor and is not purchasing for the account or benefit of a Competitor.

Section 4.6 Limitation on Liability. None of the Co-Issuers, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Co-Issuers, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

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ARTICLE V

GENERAL

Section 5.1 Information. On or before (x) the third Business Day prior to each Quarterly Payment Date, the Co-Issuers (or the Managers on their behalf) shall furnish, or cause to be furnished, a Quarterly Noteholders’ Allocation Report and (y) the third Business Day following the date when any Manager or any of their respective parent entities files its or their quarterly report, with respect to the first three fiscal quarters of each fiscal year, or annual report, with respect to the fourth fiscal quarter of such fiscal year, for such fiscal year with the SEC pursuant to the Exchange Act, the Co-Issuers (or the Managers on their behalf) shall furnish to the Trustee with a statement with the Quarterly Noteholders’ Report, in each case with respect to the Series 2024-1 Notes to the Trustee, setting forth, collectively, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2024-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on the Series 2024-1 Notes;

(iii) the amount of such distribution allocable to the payment of principal of the Series 2024-1 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any;

(v) the amount of such distribution allocable to the payment of any Release Prices;

(vi) the amount of such distribution allocable to the payment of any fees or other amounts due to holders of the Series 2024-1 Class A-1 Notes;

(vii) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

(viii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(ix) the number of franchised locations and Securitization-Owned Locations located anywhere in the world that are open for business as of the last day of the preceding Quarterly Fiscal Period;

(x) the amount of Driven Brands System-Wide Sales as of the related Quarterly Calculation Date; and

(xi) the amount on deposit in the applicable Senior Notes Interest Reserve Accounts (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit, if any, in the Cash Trap Reserve Accounts, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period.

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Any Series 2024-1 Noteholder may obtain copies of each Quarterly Noteholders’ Allocation Report and Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Requirements for Notices to the Rating Agencies. For purposes of Section 14.1 of the Base Indenture, the address for any notice or communication by any party to any Rating Agency shall be in writing and delivered in person, delivered by e-mail or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to Rating Agency’s address:

If to S&P:

S&P Global Ratings

55 Water Street

New York, NY 10004

Attention: Structured Credit Surveillance Group

E-mail: servicer_reports@sandp.com

If to KBRA:

Kroll Bond Rating Agency, LLC

805 Third Ave., 29th Floor

New York, NY 10022

Attention: ABS Surveillance

E-mail: abssurveillance@kbra.com

Section 5.5 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Transaction Document.

Section 5.6 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event (subject to Section 3.6(b) and Section 3.6(d)(iii) of this Series Supplement) or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

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Section 5.7 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.8 Electronic Signatures and Transmission. For purposes of this Series Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Series Supplement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

Section 5.9 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.10 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture and as described in Section 3.6(b) of this Series Supplement.

Section 5.11 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2024-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2024-1 Notes that have been replaced or paid) to the Trustee for cancellation (or have been deregistered, in the case of

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Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2024-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2024-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2024-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2024-1 Class A-1 Commitments have been terminated, and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2024-1 Final Payment to be made shall survive until the Series 2024-1 Final Payment is paid to the Series 2024-1 Noteholders.

Section 5.12 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Co-Issuers, the Trustee and the Series 2024-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Series 2024-1 Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Series 2024-1 Securities Intermediary

By:	/s/ Anthony Bausa
Name:	Anthony Bausa
Title:	Senior Trust Officer

[Signature Page to Series 2024-1 Supplement]

ANNEX A

SERIES 2024-1 SUPPLEMENTAL DEFINITIONS LIST

“30/360 Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Administrative Agent Fees” has the meaning set forth in Section 3.02(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Base Rate” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Base Rate Advance” means a Series 2024-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2024-1 Class A-1 Note Purchase Agreement.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Canco” means 12008432 Canada Inc., a Canadian corporation.

“Cede” has the meaning set forth in Section 4.2(b)(i) of this Series 2024-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2024-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2024-1 Closing Date.

“Change of Control” means an event that will occur if as a result of any disposition or other event any combination of Permitted Holders in the aggregate fail to have the power, directly or indirectly, to vote or direct the voting of Equity Interests representing at least a majority of the ordinary voting power for the election of directors of DBI; provided that the occurrence of the foregoing event will not be deemed a Change of Control if, (i) prior to a Qualified IPO, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate a majority of the board of directors of DBI at such time or (B) any combination of Permitted Holders in the aggregate own, directly or indirectly, a majority of the ordinary Voting Equity Interests of DBI at such time, (ii) upon or after a Qualified IPO, (A) no Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the 1934 Act as in effect on the Series 2016-1 Closing Date), other than any combination of the Permitted Holders, will have acquired beneficial ownership of more than the greater of (x) 35% on a fully diluted basis of the Voting Equity Interests of DBI and (y) the percentage owned, directly or indirectly, in the aggregate by the Permitted Holders on a fully diluted basis of the Voting Equity Interests of DBI and (B) during each period of twelve (12) consecutive months thereafter, a majority of the seats (other than vacant seats) on the board of directors of DBI will be occupied by Persons who were either (1) nominated by the board of directors of DBI or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder or (iii) in connection with an equity transfer, merger, consolidation or other combination transaction of DBI or one or more of its direct or indirect holding companies with or by another entity or entities, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate or elect a percentage of the Board of Directors of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than the Permitted Holders’ ratable interest in DBI immediately before giving effect thereto or (B) any combination of Permitted Holders in the aggregate beneficially own, directly or indirectly, a percentage of the ordinary Voting Equity Interests of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than all Permitted Holders’ ratable interest in DBI immediately before giving effect thereto.

“Class A-1 Amendment Expenses” means the amounts payable to the Series 2024-1 Class A-1 Administrative Agent, each initial Funding Agent and each initial Lender Party in connection with any amendments, waivers, consents, supplements or other modifications to this Series 2024-1 Supplement or any other Transaction Document pursuant to Section 9.05(a)(ii) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2024-1 Class A-1 Notes Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Class A-1 Lender” means, with respect to the Series 2024-1 Class A-1 Notes, the Person(s) acting in such capacity pursuant to the Series 2024-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“Commercial Paper” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Series 2024-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2024-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.07, respectively, of the Series 2024-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2024-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2024-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2024-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Notes Commitment Fee Adjustment Amount”.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2024-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2024-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2024-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of this Series Supplement).

“Committed Note Purchaser” has the meaning set forth in the preamble to the Class Series 2024-1 A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit C attached hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Registrar.

“CP Advance” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“CP Rate” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Daily Commitment Fees Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(i) with respect to any SOFR Advance outstanding on such day, the result of (i) the product of (x) the Term SOFR Rate in effect for such SOFR Interest Accrual Period that includes such a day and (y) the principal amount of such Series 2024-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(ii) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2024-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(iii) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2024-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(iv) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(v) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2024-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2024-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2024-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“DBI” means Driven Brands, Inc., a Delaware corporation.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” has the meaning set forth in Section 9.18(a) of the Series 2024-1 Class A-1 Note Purchase Agreement..

“Definitive Notes” has the meaning set forth in Section 4.2(c) of this Series 2024-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization”.

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Interest Accrual Period, $5,198.47 and (b) for any day during any other Interest Accrual Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Interest Accrual Period.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Accrual Period, $1,606.88 and (b) for any day during any other Interest Accrual Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Accrual Period.

“EU Securitization Laws” means the EU Securitization Regulation and (i) supplementary regulatory technical standards and implementing technical standards, (ii) official binding guidance published in relation thereto by the European Banking Authority, the European Insurance and Occupational Pensions Authority or the European Securities and Markets Authority (including, in each case, any successor or replacement organization thereto) or by the European Commission, and (iii) implementing laws and regulations (all, except as otherwise stated, as amended from time to time).

“EU Securitization Regulation” means Regulation (EU) 2017/2402 (as amended by Regulation (EU) 2021/557 and, except as otherwise stated, as further amended from time to time).

“EU/UK Applicable Investor” means each of: (A) each holder of any Series 2024-1 Note and each holder of a beneficial interest in any Series 2024-1 Note that, in each case, has certified to the EU/UK Retention Holders (upon which certification the EU/UK Retention Holders may rely conclusively and without further enquiry) that (a) either (i) it is itself subject to the EU Securitization Laws or the UK Securitization Laws, or (ii) it is managed by an institution that is subject to the EU Securitization Laws or the UK Securitization Laws, and (b) in each case, such holder (or its manager) will be relying on compliance by the EU/UK Retention Holders with the EU/UK Risk Retention Letter; and (B) for so long as it is (x) the Series 2024-1 Class A-1 Administrative Agent, (y) a Class A-1 Lender in respect of the Series 2024-1 Class A-1 Notes, or (z) the L/C Provider under the Series 2024-1 Class A-1 Note Purchase Agreement, Barclays Bank PLC.

“EU/UK Applicable Investor Put Option” has the meaning set forth in Section 3.06(f) of this Series 2024-1 Supplement.

“EU/UK Retention Holders” means DBI and Canco.

“EU/UK Risk Retention Letter” means the letter agreement, dated as of the Series 2024-1 Closing Date, by the EU/UK Retention Holders in favor of (x) the Trustee (for the benefit of the EU/UK Applicable Investors), (y) Barclays Capital Inc. (for itself as Initial Purchaser, and as representative for each other Initial Purchaser), and (z) Barclays Bank PLC (in its capacities as Series 2024-1 Class A-1 Administrative Agent, Class A-1 Lender in respect of the Series 2024-1 Class A-1 Notes, and L/C Provider under the Series 2024-1 Class A-1 Note Purchase Agreement), PLC, in connection with the EU Securitization Laws and the UK Securitization Laws.

“Funding Agent” has the meaning set forth in the preamble to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of this Series 2024-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Barclays Capital Inc., BofA Securities, Inc. and Morgan Stanley & Co. LLC.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers, and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2024-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2024-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2024-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2024-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2024-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2024-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2024-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2024-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2024-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2024-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“KBRA” means Kroll Bond Rating Agency, LLC.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2024-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $50,000,000, as such amount may be reduced pursuant to Section 2.05(b) or reduced or increased pursuant to Section 2.07(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Barclays Bank PLC, in its capacity as provider of any Letter of Credit under the Series 2024-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of this Series 2024-1 Supplement.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2024-1 Closing Date, the amount set forth on Schedule I to the Series 2024-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2024-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2024-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Non-Funding Committed Note Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the final Offering Memorandum for the offering of the Series 2024-1 Class A-2 Notes, dated as of June 28, 2024, prepared by the Co-Issuers.

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) of the Series 2024-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2024-1 Class A-1 Notes” means, with respect to the Series 2024-1 Class A-1 Notes, all Series 2024-1 Class A-1 Notes theretofore authenticated (in the case of Definitive Notes) or registered (in the case of Uncertificated Notes) and delivered under the Base Indenture, except:

(i) Series 2024-1 Class A-1 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation (or deregistration for Uncertificated Notes);

(ii) Series 2024-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited into the Series 2024-1 Class A-1 Distribution Account and are available for payment of such Series 2024-1 Class A-1 Notes and the Commitments with respect to which have terminated; provided that, if such Series 2024-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii) Series 2024-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv) Series 2024-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2024-1 Class A-1 Notes have been authenticated (in the case of Definitive Notes) or registered (in the case of Uncertificated Notes) and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2024-1 Class A-1 Notes are held by a holder in due course or protected purchaser;

(v) Series 2024-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2024-1 Class A-1 Notes have been issued as provided in the Indenture; and

(vi) Series 2024-1 Class A-1 Notes which have been repurchased by a Driven Brands Entity and thereafter cancelled;

provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2024-1 Class A-1 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2024-1 Class A-1 Notes owned by the Securitization Entities or any other obligor upon the Series 2024-1 Class A-1 Notes or any Affiliate of any of them and (y) Series 2024-1 Class A-1 Notes held in any accounts with respect to which any Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2024-1 Class A-1 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2024-1 Class A-1 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2024-1 Class A-1 Notes and that the pledgee is not a Securitization Entity or any other obligor or any Manager, an Affiliate thereof, or an account for which any Manager or an Affiliate of any Manager exercises discretionary voting authority.

“Outstanding Series 2024-1 Class A-2 Notes” means, with respect to the Series 2024-1 Class A-2 Notes, all Series 2024-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i) Series 2024-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii) Series 2024-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited into the Series 2024-1 Class A-2 Distribution Account and are available for payment of such Series 2024-1 Class A-2 Notes; provided that, if such Series 2024-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii) Series 2024-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv) Series 2024-1 Class A-2 Notes in exchange for, or in lieu of which, other Series 2024-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2024-1 Class A-2 Notes are held by a holder in due course or Protected Purchaser;

(v) Series 2024-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2024-1 Class A-2 Notes have been issued as provided in the Indenture; and

(vi) Series 2024-1 Class A-2 Notes which have been repurchased by a Driven Brands Entity and thereafter cancelled;

provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2024-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2024-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2024-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2024-1 Class A-2 Notes held in any accounts with respect to which any Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2024-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2024-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2024-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or any Manager, an Affiliate thereof, or an account for which any Manager or an Affiliate of any Manager exercises discretionary voting authority.

“Outstanding Series 2024-1 Notes” means, collectively, all Outstanding Series 2024-1 Class A-1 Notes and Outstanding Series 2024-1 Class A-2 Notes.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of this Series 2024-1 Supplement.

“Prepayment Consideration End Date” has the meaning set forth in Section 3.6(e) of this Series 2024-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g)(i) of this Series 2024-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2024-1 Prepayment, the Business Day prior to the date of such Series 2024-1 Prepayment.

“Program Support Agreement” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Program Support Provider” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualifying Permitted Brand Disposition” means one or more Permitted Brand Dispositions occurring on or after the Series 2024-1 Closing Date in respect of which the related Allocated Amount (or a portion thereof) of all such Permitted Brand Dispositions does not exceed 5% of the aggregate Outstanding Principal Amount of all Notes on the Series 2024-1 Closing Date.

“Rating Agencies” means S&P and/or KBRA, as applicable, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2024-1 Notes do not include S&P or KBRA, references to rating categories of such former Rating Agency in this Series 2024-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Series 2024-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Restricted Period” means, with respect to any Series 2024-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2024-1 Closing Date and ending on the 40th day after the Series 2024-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of this Series 2024-1 Supplement.

“S&P” means S&P Global Ratings.

“Series 2024-1 Class A-1 Administrative Agent” means Barclays Bank PLC in its capacity as administrative agent under the Series 2024-1 Class A-1 Note Purchase Agreement, and its respective permitted successors and assigns in such capacity.

“Series 2024-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2024-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2024-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2024-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2024-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Commitment Fee Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2024-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with any additional interest payable on such Class A-1 Notes Commitment Fees Shortfall Amount (as determined pursuant to Section 5.12(e) of the Base Indenture). For purposes of the Base Indenture, “Series 2024-1 Class A-1 Commitment Fees Amount” shall be deemed to be “Class A-1 Notes Commitment Fees Amount”.

“Series 2024-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2024-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.

“Series 2024-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(d) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2024-1 Class A-1 Outstanding Principal Amount exceeds the Series 2024-1 Class A-1 Notes Maximum Principal Amount.

“Series 2024-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Initial Advances made on the date of the Initial Borrowing.

“Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2024-1 Closing Date pursuant to Section 2.07 of the Series 2024-1 Class A-1 Note Purchase Agreement, which is $25,710,000.

“Series 2024-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2024-1 Closing Date pursuant to Section 2.06 of the Series 2024-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2024-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2024-1 Class A-1 Investor Group Supplement” has the meaning set forth under “Investor Group Supplement” in this Annex A.

“Series 2024-1 Class A-1 L/C Fees” means the L/C Quarterly Fees. For purposes of the Base Indenture, the Series 2024-1 Class A-1 L/C Fees shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2024-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2024-1 Class A-1 Noteholder” means the Person in whose name a Series 2024-1 Class A-1 Note is registered in the Note Register.

“Series 2024-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1 Notes), dated as of the Series 2024-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Managers, the Series 2024-1 Class A-1 Investors, the Series 2024-1 Class A-1 Noteholders and Barclays Bank PLC, as administrative agent thereunder, pursuant to which the Series 2024-1 Class A-1 Noteholders have agreed to purchase the Series 2024-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Class A-1 Note Purchase Agreement” shall be deemed to be a “Class A-1 Note Purchase Agreement.”

“Series 2024-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2024-1 Class A-1 Outstanding Principal Amount resulting from Series 2024-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2024-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2024-1 Class A-1 Outstanding Principal Amount resulting from Series 2024-1 Class A-1 Advances that bear interest on such day at the Term SOFR Rate in accordance with Section 3.01 of the Series 2024-1 Class A-1 Note Purchase Agreement, the Term SOFR Rate in effect for the SOFR Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2024-1 Class A-1 Outstanding Principal Amount resulting from Series 2024-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2024-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2024-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2024-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2024-1 A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2024-1 Class A-1 Notes” has the meaning set forth in the “Designation” in this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Notes Fee Letter” means the Fee Letter, dated as of the Series 2024-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Managers, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Series 2024-1 Class A-1 Administrative Agent, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2024-1 Class A-1 Notes Maximum Principal Amount” means $400,000,000, as such amount may be reduced pursuant to Section 2.05 of, or otherwise modified in accordance with, the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Notes Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Notes Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts”.

“Series 2024-1 Class A-1 Notes Quarterly Commitment Fees” means, for any Interest Accrual Period, with respect to all Outstanding Series 2024-1 Class A-1 Notes, the aggregate Series 2024-1 Class A-1 Commitment Fees Amount due and payable on all such Outstanding Series 2024-1 Class A-1 Notes with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Notes Quarterly Commitment Fee” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fee”.

“Series 2024-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in October 2029 (which date may be extended pursuant to Section 3.6(b) of the Series Supplement). For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”.

“Series 2024-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2024-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2024-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of this Series 2024-1 Supplement resulting from Series 2024-1 Class A-1 Advances made on or prior to such date and after the Series 2024-1 Closing Date plus (d) any Series 2024-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2024-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2024-1 Class A-1 Swingline Notes and Series 2024-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2024-1 Class A-1 Note Purchase Agreement or this Series 2024-1 Supplement).

“Series 2024-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2024-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, Series 2024-1 Class A-1 Post-Renewal Date Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest”.

“Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2024-1 Class A-1 Notes.

“Series 2024-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Interest Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2024-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture) for the immediately preceding Interest Accrual Period together with any additional interest payable on such Senior Notes Interest Shortfall Amount (as determined pursuant to Section 5.12(b) of the Base Indenture). For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2024-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2024-1 Class A-1 Swingline Note or Series 2024-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2024-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2024-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of this Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2024-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of this Series 2024-1 Supplement. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Distribution Account” shall be deemed to be a “Series Distribution Account”.

“Series 2024-1 Class A-2 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date (the “Reference Payment Date”) prior to the Series 2024-1 Anticipated Repayment Date only if the level of the Senior Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding the Reference Payment Date. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2024-1 Class A-2 Note Owner” means, with respect to a Series 2024-1 Class A-2 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2024-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of September 28, 2024, by and among Barclays Capital Inc., on behalf of itself and as representative of the Initial Purchasers, the Co-Issuers, the Guarantors, the Managers, and Driven Brands Holdings Inc., as amended, supplemented or otherwise modified from time to time.

“Series 2024-1 Class A-2 Noteholder” means the Person in whose name a Series 2024-1 Class A-2 Note is registered in the Note Register.

“Series 2024-1 Class A-2 Note Rate” means 6.372% per annum. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Note Rate” shall be deemed to be a “Note Rate”.

“Series 2024-1 Class A-2 Notes” has the meaning specified in the “Designation” of this Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the Managers on behalf of the Co-Issuers equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2024-1 Class A-2 Notes (each, a “Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the related Series 2024-1 Prepayment Date) on and principal of the Series 2024-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on the Series 2024-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Prepayment Consideration End Date, assuming principal payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2024-1 Class A-2 Notes Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2024-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes (or portion thereof) being prepaid. For the purposes of the calculation of the discounted present value in clause (i) above, such present value shall be determined by the Managers using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2024-1 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.

“Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2024-1 Make-Whole Prepayment Consideration”.

“Series 2024-1 Class A-2 Notes Optional Scheduled Principal Payment” means each principal payment made on each Quarterly Payment Date to the extent the Series 2024-1 Class A-2 Non-Amortization Test is satisfied for such Quarterly Payment Date, at the election of the Co-Issuers, in an amount not to exceed the Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts that would otherwise be due on such Quarterly Payment Date if the Series 2024-1 Class A-2 Non-Amortization Test was not satisfied.

“Series 2024-1 Class A-2 Notes Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of this Series 2024-1 Supplement. For purposes of the Base Indenture, the “Series 2024-1 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments”.

“Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts due and payable, if any, on the related any Quarterly Payment Date plus any Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Accounts of the Co-Issuers with respect to the Series 2024-1 Class A-2 Notes (assuming for any Weekly Allocation Date within the Initial Currency Conversion Election Period, any Canadian Dollar amounts on deposit in any Senior Notes Principal Payment Account are settled pursuant to a Currency Conversion to U.S. Dollars as of such Weekly Allocation Date (based on the Spot Rate for any Currency Conversion settled for such Weekly Allocation Date or otherwise calculated based on the Deemed Spot Rate)).

“Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts” means, with respect to any Quarterly Payment Date commencing with the Quarterly Payment Date occurring in January 2023, an amount equal to 0.25% of the Series 2024-1 Initial Principal Amount (i.e., based on 1.0% of the Series 2024-1 Initial Principal Amount per annum) of the Series 2024-1 Class A-2 Notes; provided, that Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts will only be due and payable on a Quarterly Payment Date if (i) the Series 2024-1 Class A-2 Non-Amortization Test is not satisfied with respect to the previous Quarterly Payment Date and (ii) such Quarterly Payment Date is prior to the Series 2024-1 Anticipated Repayment Date; provided, further, that, in connection with any optional prepayment of principal of the Series 2024-1 Class A-2 Notes, any prepayment of the Series 2024-1 Class A-2 Notes due to payments of Indemnification Amounts, Release Prices, Asset Disposition Proceeds or Insurance/Condemnation Proceeds or a Rapid Amortization Event or in connection with any repurchase and cancellation of any Series 2024-1 Class A-2 Notes, the Series 2024-1 Class A-2 Notes Scheduled Principal Payments Amounts for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2024-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2024-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2024-1 Class A-2 Notes Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2024-1 Class A-2 Noteholders with respect to Series 2024-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2024-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2024-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of this Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Quarterly Interest” means an amount equal to the sum of (a) the accrued interest at the Series 2024-1 Class A-2 Note Rate on the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes (as of the first day of the related Interest Accrual Period or, if such day is the Series 2024-1 Closing Date, as of the Series 2024-1 Closing Date, after giving effect to all payments of principal made to such Noteholders as of such day or Quarterly Payment Date, as applicable, and also giving effect to repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Basis, and (b) the amount of any accrued and unpaid Series 2024-1 Quarterly Interest from any preceding Interest Accrual Periods. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date. To the extent that such interest is not paid on any applicable Quarterly Payment Date, such unpaid amount will accrue interest to the extent legally permissible at the Series 2024-1 Default Rate. For purposes of the Base Indenture, “Series 2024-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2024-1 Closing Date” means July 29, 2024. For purposes of the Base Indenture, the “Series 2024-1 Closing Date” shall be deemed to be a “Series Closing Date”.

“Series 2024-1 Default Rate” means, (i) with respect to the Series 2024-1 Class A-1 Notes, the Series 2024-1 Class A-1 Note Rate and (ii) with respect to the Series 2024-1 Class A-2 Notes, the Series 2024-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2024-1 Default Rate” shall be deemed to be the “Default Rate”.

“Series 2024-1 Distribution Account” means, collectively, the Series 2024-1 Class A-1 Distribution Account and the Series 2024-1 Class A-2 Distribution Account.

“Series 2024-1 Extension Elections” means, collectively, the Series 2024-1 First Extension Election and the Series 2024-1 Second Extension Election.

“Series 2024-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2024-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2024-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2024-1 Class A-1 Commitments.

“Series 2024-1 Final Payment Date” means the date on which the Series 2024-1 Final Payment is made.

“Series 2024-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of this Series 2024-1 Supplement.

“Series 2024-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2024-1 Ineligible Account” has the meaning set forth in Section 3.11 of this Series 2024-1 Supplement.

“Series 2024-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-2 Notes, which is $275,000,000. For purposes of the Base Indenture, the “Series 2024-1 Initial Principal Amount” shall be deemed to be an “Initial Principal Amount”.

“Series 2024-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in October 2054. For purposes of the Base Indenture, the “Series 2024-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2024-1 Noteholders” means, collectively, the Series 2024-1 Class A-1 Noteholders and the Series 2024-1 Class A-2 Noteholders.

“Series 2024-1 Note Owner” means, with respect to a Series 2024-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2024-1 Notes” means, collectively, the Series 2024-1 Class A-1 Notes and Series 2024 Class A-2 Notes.

“Series 2024-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2024-1 Class A-1 Outstanding Principal Amount plus the Series 2024-1 Class A-2 Outstanding Principal Amount.

“Series 2024-1 Prepayment” means a Series 2024-1 Class A-1 Prepayment or a Series 2024-1 Class A-2 Prepayment, as applicable.

“Series 2024-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2024-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2024-1 Prepayment Date” means the date on which any Series 2024-1 Class A-1 Prepayment or Series 2024-1 Class A-2 Prepayment is made, which shall be, with respect to any Series 2024-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2024-1 Prepayment made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or pursuant to Section 3.6(i), the immediately succeeding Quarterly Payment Date.

“Series 2024-1 Quarterly Interest” means the sum of the Series 2024-1 Class A-1 Quarterly Interest plus the Series 2024-1 Class A-2 Quarterly Interest.

“Series 2024-1 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of this Series 2024-1 Supplement. For purposes of the Base Indenture, Series 2024-1 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Accrued Quarterly Post-ARD Additional Interest Amounts”.

“Series 2024-1 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of this Series 2024-1 Supplement.

“Series 2024-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of this Series 2024-1 Supplement.

“Series 2024-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of this Series 2024-1 Supplement.

“Series 2024-1 Supplement” means the Series 2024-1 Supplement, dated as of the Series 2024-1 Closing Date, by and among the Co-Issuers, the Trustee and the Series 2024-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“SOFR Advance” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“SOFR Interest Accrual Period” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Specified Rating Agencies” means S&P and KBRA.

“STAMP” has the meaning set forth in Section 4.3(a) of this Series 2024-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of this Series 2024-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of this Series 2024-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2024-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $25,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2024-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Barclays Bank PLC, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of this Series 2024-1 Supplement.

“Term SOFR Rate” has the meaning set forth in Section 3.01(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of this Series 2024-1 Supplement.

“UK Securitization Laws” means the UK Securitization Regulation, together with (i) any related technical standards, (ii) any official binding guidance published (or otherwise applicable) in relation thereto, and (iii) any implementing laws or regulations (all, except as otherwise stated, as amended from time to time).

“UK Securitization Regulation” means Regulation (EU) 2017/2402, as it forms part of the domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 and as amended (including by the Securitisation (Amendment) (EU Exit) Regulations 2019) (and, except as otherwise stated, means such Regulation as further amended from time to time).

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of this Series 2024-1 Supplement.

Exhibits to Series 2024-1 Supplement

EXHIBIT A-1-1

FORM OF SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 SUBCLASS: SERIES 2024-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2024-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) AND DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN ISSUER” AND, TOGETHER WITH THE ISSUER, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS A CO-ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT (SERIES 2024-1 CLASS A-1 NOTES), DATED AS OF JULY 29, 2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, THE GUARANTORS PARTY THERETO, DRIVEN BRANDS, INC., AS THE U.S. MANAGER, DRIVEN BRANDS CANADA SHARED SERVICES INC., AS THE CANADIAN MANAGER, THE CONDUIT INVESTORS PARTY THERETO, THE COMMITTED NOTE PURCHASERS PARTY THERETO, THE FUNDING AGENTS PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT.

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Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2024-1 CLASS A-1 ADVANCE NOTE

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, and DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (herein referred to, together, as the “Co-Issuers”), for value received, hereby promises to pay to [    ], or its registered assigns, up to the principal sum of [   ] DOLLARS ($[   ]) or such lesser amount as shall equal the portion of the Series 2024-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 20, 2054 (the “Series 2024-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2024-1 Class A-1 Initial Advance. Pursuant to the Class A-1 Note Purchase Agreement and the Series 2024-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2024-1 Class A-1 Notes may be paid earlier than the Series 2024-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2024-1 Class A-1 Advance Note (this “Note”) at the Series 2024-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day of each April, July, October and January, commencing October 20, 2024 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the day that is two (2) Business Days prior to the following Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to the immediately preceding Quarterly Calculation Date to but excluding the day that is two (2) Business Days prior to the then-current Quarterly Calculation Date; provided that, with respect to any SOFR Advance under this Note, the Interest Accrual Period shall be the applicable SOFR Interest Accrual Period (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and

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Exhibits to Series 2024-1 Supplement

the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2024-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:
Name:
Title:

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Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-1 Advance Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

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Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-1 Notes of the Co-Issuers designated as its Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2024-1 Class A-1 Notes”) and is one of the Subclass thereof designated as the Series 2024-1 Class A-1 Advance Notes (herein called the “Series 2024-1 Class A-1 Advance Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture.” The Series 2024-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2024-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2024-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2024-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2024-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-1 Advance Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2024-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Exhibits to Series 2024-1 Supplement

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2024-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2024-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2024-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2024-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2024-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2024-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2024-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2024-1 Class A-1 Noteholders shall also constitute a general release by the applicable Series 2024-1 Class A-1 Noteholder from any claims against the Securitization Entities, the Managers, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2024-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-1 Noteholder, by acceptance of a Series 2024-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or

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Exhibits to Series 2024-1 Supplement

state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2024-1 Class A-1 Noteholder that, for federal, state, and local income and franchise tax purposes only, the Series 2024-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2024-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, and local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2024-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-1 Noteholder and upon all future Series 2024-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2024-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

A-1-1-8

Exhibits to Series 2024-1 Supplement

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-1-9

Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                                                                                                                                      ,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-10

Exhibits to Series 2024-1 Supplement

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2024-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-1-11

Exhibits to Series 2024-1 Supplement

EXHIBIT A-1-2

FORM OF SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2024-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2024-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JULY 29, 2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, THE GUARANTORS PARTY THERETO, DRIVEN BRANDS, INC., AS THE MANAGER, THE CONDUIT INVESTORS PARTY THERETO, THE COMMITTED NOTE PURCHASERS PARTY THERETO, THE FUNDING AGENTS PARTY THERETO, BARCLAYS BANK PLC, NEW YORK BRANCH, AS L/C PROVIDER, AND BARCLAYS BANK PLC, AS SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-2-1-1

Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DRIVEN BRANDS FUNDING, LLC

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2024-1 CLASS A-1 SWINGLINE NOTE

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [   ], or its registered assigns, up to the principal sum of [   ] DOLLARS ($[   ]) or such lesser amount as shall equal the portion of the Series 2024-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 20, 2054 (the “Series 2024-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2024-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2024-1 Class A-1 Notes may be paid earlier than the Series 2024-1 Legal Final Maturity Date as described in the Indenture. The Issuer will pay interest on this Series 2024-1 Class A-1 Swingline Note (this “Note”) at the Series 2024-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day of each April, July, October and January, commencing October 20, 2054 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the day that is two (2) Business Days prior to the following Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to the immediately preceding Quarterly Calculation Date to but excluding the day that is two (2) Business Days prior to the then-current Quarterly Calculation Date; provided that, with respect to any SOFR Advance under this Note, the Interest Accrual Period shall be the applicable SOFR Interest Accrual Period (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

A-2-1-1

Exhibits to Series 2024-1 Supplement

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2024-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Issuer in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic and facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-1-2

Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name:
Title:

A-2-1-3

Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-1 Swingline Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-2-1-4

Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-1 Notes of the Issuer designated as its Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2024-1 Class A-1 Notes”) and is one of the Subclass thereof designated as the Series 2024-1 Class A-1 Swingline Notes (herein called the “Series 2024-1 Class A-1 Swingline Notes”), issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture.” The Series 2024-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2024-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2024-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2024-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2024-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2024-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-1-5

Exhibits to Series 2024-1 Supplement

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2024-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2024-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2024-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2024-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2024-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2024-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2024-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Series 2024-1 Class A-1 Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Registrar duly executed by, the Series 2024-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-1 Noteholder, by acceptance of a Series 2024-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-2-1-6

Exhibits to Series 2024-1 Supplement

It is the intent of the Issuer and each Series 2024-1 Class A-1 Noteholder that, for federal, state, and local income and franchise tax purposes only, the Series 2024-1 Class A-1 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2024-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, and local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2024-1 Class A-1 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-1 Noteholder and upon all future Series 2024-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA ,Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2024-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

A-2-1-7

Exhibits to Series 2024-1 Supplement

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-2-1-8

Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                              ,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-1-9

Exhibits to Series 2024-1 Supplement

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2024-1 Class A-1 Note Rate	Interest Accrual Period	Notation Made By

A-2-1-10

Exhibits to Series 2024-1 Supplement

EXHIBIT A-1-3

FORM OF SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2024-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2024-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JULY 29, 2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, THE GUARANTORS PARTY THERETO, DRIVEN BRANDS, INC., AS THE MANAGER, THE CONDUIT INVESTORS PARTY THERETO, THE COMMITTED NOTE PURCHASERS PARTY THERETO, THE FUNDING AGENTS PARTY THERETO, BARCLAYS BANK PLC, NEW YORK BRANCH, AS L/C PROVIDER, AND BARCLAYS BANK PLC, AS SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-2-1-1

Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DRIVEN BRANDS FUNDING, LLC

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2024-1 CLASS A-1 L/C NOTE

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [   ], or its registered assigns, up to the principal sum of [   ] DOLLARS ($[   ]) or such lesser amount as shall equal the portion of the Series 2024-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 20, 2054 (the “Series 2024-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Class A-1 Note Purchase Agreement and the Series 2024-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2024-1 Class A-1 Notes may be paid earlier than the Series 2024-1 Legal Final Maturity Date as described in the Indenture. The Issuer will pay (i) interest on this Series 2024-1 Class A-1 L/C Note (this “Note”) at the Series 2024-1 Class A-1 Note Rate and (ii) the Series 2024-1 Class A-1 L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day of each April, July, October and January, commencing October 20, 2024 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the day that is two (2) Business Days prior to the following Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to the immediately preceding Quarterly Calculation Date to but excluding the day that is two (2) Business Days prior to the then-current Quarterly Calculation Date; provided that, with respect to any SOFR Advance under this Note, the Interest Accrual Period shall be the applicable SOFR Interest Accrual Period (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this

A-2-1-2

Exhibits to Series 2024-1 Supplement

Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest and fees on this Note at the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2024-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Issuer in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name:
Title:

A-2-1-4

Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-1 L/C Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-2-1-5

Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-1 Notes of the Issuer designated as its Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2024-1 Class A-1 Notes”) and is one of the Subclass thereof designated as the Series 2024-1 Class A-1 L/C Notes (herein called the “Series 2024-1 Class A-1 L/C Notes”), issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture.” The Series 2024-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Class A-1 Note Purchase Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2024-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2024-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2024-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2024-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

A-2-1-6

Exhibits to Series 2024-1 Supplement

Interest and fees and additional interest, if any, will each accrue on the Series 2024-1 Class A-1 L/C Notes at the rates set forth in the Indenture. The interest and fees and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2024-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2024-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2024-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2024-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2024-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2024-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2024-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2024-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Series 2024-1 Class A-1 Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Registrar duly executed by, the Series 2024-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-1 Noteholder, by acceptance of a Series 2024-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture,

A-2-1-7

Exhibits to Series 2024-1 Supplement

such Series 2024-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2024-1 Class A-1 Noteholder that, for federal, state, and local income and franchise tax purposes only, the Series 2024-1 Class A-1 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2024-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, and local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2024-1 Class A-1 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-1 Noteholder and upon all future Series 2024-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2024-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

A-2-1-8

Exhibits to Series 2024-1 Supplement

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate and in the coin or currency herein prescribed.

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A-2-1-9

Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-1-10

Exhibits to Series 2024-1 Supplement

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2024-1 Class A-1 Note Rate	Interest Accrual Period	Notation Made By

A-2-1-11

Exhibits to Series 2024-1 Supplement

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-1-1

Exhibits to Series 2024-1 Supplement

EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

A-2-1-2

Exhibits to Series 2024-1 Supplement

ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO-ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1-3

Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. R-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 26209X AH4

ISIN Number: US26209XAH44

Common Code: 285866359

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 6.372% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [    ] DOLLARS ($[    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Rule 144A Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing October 20, 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2024-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

A-2-1-4

Exhibits to Series 2024-1 Supplement

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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A-2-1-5

Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer

By:
Name:
Title:

A-2-1-6

Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-2-1-7

Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Co-Issuers designated as its Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

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Exhibits to Series 2024-1 Supplement

Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests

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Exhibits to Series 2024-1 Supplement

herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

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Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                                                                                                                                      ,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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Exhibits to Series 2024-1 Supplement

SCHEDULE OF EXCHANGES IN RULE 144A

GLOBAL SERIES 2024-1 CLASS A-2 NOTE

The initial principal balance of this Rule 144A Global Series 2024-1 Class A-2 Note is $[   ]. The following exchanges of an interest in this Rule 144A Global Series 2024-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2024-1 Class A-2 Note or a Permanent Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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Exhibits to Series 2024-1 Supplement

EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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Exhibits to Series 2024-1 Supplement

EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

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Exhibits to Series 2024-1 Supplement

ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO-ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. S-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U26488 AE3

ISIN Number: USU26488AE37

Common Code: 285866367

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 6.372% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [   ] DOLLARS ($[   ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Temporary Regulation S Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing October 20, 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2024-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

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Exhibits to Series 2024-1 Supplement

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer

By:
Name:
Title:

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Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

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Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Co-Issuers designated as its Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of October 5, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

A-2-2-8

Exhibits to Series 2024-1 Supplement

Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests

A-2-2-9

Exhibits to Series 2024-1 Supplement

herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-2-2-10

Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                                                                                                                                      ,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-2-11

Exhibits to Series 2024-1 Supplement

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2024-1 CLASS A-2 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2024-1 Class A-2 Note is $[   ]. The following exchanges of an interest in this Temporary Regulation S Global Series 2024-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2 Note or a Permanent Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-2-2-12

Exhibits to Series 2024-1 Supplement

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-3-1

Exhibits to Series 2024-1 Supplement

EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

A-2-3-2

Exhibits to Series 2024-1 Supplement

ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO-ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-3-3

Exhibits to Series 2024-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. U-[   ]

up to $[   ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U26488 AE3

ISIN Number: USU26488AE37

Common Code: 285866367

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 6.372% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Permanent Regulation S Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing October 20, 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2024-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2024-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

A-2-3-4

Exhibits to Series 2024-1 Supplement

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-3-5

Exhibits to Series 2024-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer

By:
Name:
Title:

A-2-3-6

Exhibits to Series 2024-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-2-3-7

Exhibits to Series 2024-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Co-Issuers designated as its Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Series 2024-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2024-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

A-2-3-8

Exhibits to Series 2024-1 Supplement

Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests

A-2-3-9

Exhibits to Series 2024-1 Supplement

herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-2-3-10

Exhibits to Series 2024-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                                                                                                                                      ,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-3-11

Exhibits to Series 2024-1 Supplement

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S

GLOBAL SERIES 2024-1 CLASS A-2 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2024-1 Class A-2 Note is $[    ]. The following exchanges of an interest in this Permanent Regulation S Global Series 2024-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2 Note or a Temporary Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-2-3-12

Exhibits to Series 2024-1 Supplement

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF SERIES 2024-1 CLASS A-1 NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 Subclass: Series 2024-1 Class A-1 Advance Notes (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. The Notes are subject to all terms of the Indenture. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S.$[   ] aggregate principal amount of Notes registered in the name of [  ] [name of transferor] (the “Transferor”) and held in the form of [a Definitive Note][an Uncertificated Note], who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [   ] [name of transferee] (the “Transferee”) to be held in the form of [a Definitive Note][an Uncertificated Note].

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-1-1

Exhibits to Series 2024-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is a Co-Issuer or an Affiliate of a Co-Issuer or:

1. it has completed its own diligence investigation of the Co-Issuers and the Series 2024-1 Class A-1 Notes and has had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make its investment decision related to the Series 2024-1 Class A-1 Notes and has had an opportunity to discuss the Co-Issuers’ and the Managers’ business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Managers and their respective representatives;

2. it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2024-1 Class A-1 Notes;

3. it is purchasing the Series 2024-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2024-1 Class A-1 Notes and it confirms that, to the extent it is purchasing the Series 2024-1 Class A-1 Notes for the account of one or more other Persons, (i) it has been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of it and any other Person for whose account it is acting;

4. it understands that (i) the Series 2024-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2024-1 Class A-1 Notes and (iii) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2024-1 Supplement and Section 9.03 or 9.17, as applicable, of the Class A-1 Note Purchase Agreement;

5. In the case of a Transferee taking their interest in the applicable Series 2024-1 Class A-1 Note in the form of an Uncertificated Note, following the transfer to such Transferee, the Trustee shall send to the Transferee a Confirmation of Registration pursuant to Section 4.1(f) of the Series 2024-1 Supplement;

6. it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2024-1 Class A-1 Notes;

B-1-2

Exhibits to Series 2024-1 Supplement

7. it understands that the Series 2024-1 Class A-1 Notes issued in the form of a Definitive Note will bear the legend set out in the applicable form of Series 2024-1 Class A-1 Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend;

8. it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2024-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

9. it is not a Competitor;

10. either (i) it is not acquiring or holding the Series 2024-1 Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

11. it is:

    (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

    (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:
Taxpayer Identification Number:	Address for Notices:

Wire Instructions for Payments:
Bank:

B-1-3

Exhibits to Series 2024-1 Supplement

Address:	Tel:
Bank ABA #:	Fax:
Account No.:	Attn:
FAO:
Attention:
Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Email: noah.pollack@drivenbrands.com

Driven Brands Canada Funding Corporation

1460 Stone Church Road E.

Hamilton, ON L8W 3V3

Attention: General Counsel

Facsimile: (704) 376-7905

with a copy to:

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-1-4

Exhibits to Series 2024-1 Supplement

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES

TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $275,000,000 Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[   ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) 26209X AH4) in the name of [  ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [   ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated June 28, 2024, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-2-1

Exhibits to Series 2024-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee;

10. the Transferee understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12. it is not a Competitor and is not purchasing for the account or benefit of a Competitor;

B-2-2

Exhibits to Series 2024-1 Supplement

13. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

14. if it is using assets of a Plan to acquire or hold the Series 2024-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2024-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2024-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2024-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2024-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2024-1 Class A-2 Notes; and

15. it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

The representations made pursuant to clause 6 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 6 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 6 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 6 above shall be null and void ab initio.

B-2-3

Exhibits to Series 2024-1 Supplement

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

Driven Brands Canada Funding Corporation

1460 Stone Church Road E.

Hamilton, ON L8W 3V3

Attention: General Counsel

Facsimile: (704) 376-7905

with a copy to:

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-2-4

Exhibits to Series 2024-1 Supplement

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES

TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $275,000,000 Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S.$ [   ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) 26209X AH4) in the name of [   ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated June 28, 2024, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-3-1

Exhibits to Series 2024-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

8. the Transferee understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee;

9. the Transferee understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website;

10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

11. it is not a Competitor and is not purchasing for the account or benefit of a Competitor;

12. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes

B-3-2

Exhibits to Series 2024-1 Supplement

(or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

13. if it is using assets of a Plan to acquire or hold the Series 2024-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2024-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2024-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2024-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2024-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2024-1 Class A-2 Notes; and

14. it is:

    (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or

    (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

B-3-3

Exhibits to Series 2024-1 Supplement

Dated:

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

Driven Brands Canada Funding Corporation

1460 Stone Church Road E.

Hamilton, ON L8W 3V3

Attention: General Counsel

Facsimile: (704) 376-7905

with a copy to:

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-3-4

Exhibits to Series 2024-1 Supplement

EXHIBIT B-4

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

OR PERMANENT REGULATION S GLOBAL NOTES

TO INTERESTS IN RULE 144A GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $275,000,000 Series 2024-1 6.372% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as may be further amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as amended, restated, supplemented, amended and restated or otherwise modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S.$ [   ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in a Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. U26488 AE3) in the name of [   ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [   ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum, dated June 28, 2024, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is a Co-Issuer or an Affiliate of a Co-Issuer or:

1. it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion;

B-4-1

Exhibits to Series 2024-1 Supplement

2. it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4. it understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee;

5. it understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website;

6. it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. it is not a Competitor and is not purchasing for the account or benefit of a Competitor;

8. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

9. if it is using assets of a Plan to acquire or hold the Series 2024-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon

B-4-2

Exhibits to Series 2024-1 Supplement

as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2024-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2024-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2024-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2024-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2024-1 Class A-2 Notes; and

10. it is:

   (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

   (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC
440 S. Church Street, Suite 700
Charlotte, NC 28202
Attention: General Counsel Facsimile: (704) 376-7905
Driven Brands Canada Funding Corporation
1460 Stone Church Road E.
Hamilton, ON L8W 3V3
Attention: General Counsel
Facsimile: (704) 376-7905

B-4-3

Exhibits to Series 2024-1 Supplement

with a copy to:

440 S. Church Street, Suite 700
Charlotte, NC 28202
Attention: General Counsel
Facsimile: (704) 376-7905

B-4-4

Exhibits to Series 2024-1 Supplement

EXHIBIT C

FORM OF CONFIRMATION OF REGISTRATION OF UNCERTIFICATED NOTES

Date: [    ]

[Name of Holder]

[Address of Holder]

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $400,000,000 Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 (the “Series 2024-1 Class A-1 Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024 and as may be further amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of July 29, 2024 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Series 2024-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

Pursuant to Section 4.1(f) of the Series 2024-1 Supplement, the undersigned hereby confirms that the Registrar has registered the aggregate principal amount of the Subclass of the Series 2024-1 Class A-1 Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration is provided for informational purposes only; ownership of each Uncertificated Series 2024-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership.

Uncertificated Series 2024-1 Class A-1 Note:

Advance Note

Maximum Principal Amount: U.S. $[   ]

Registered Name: [        ]

[Remainder of page intentionally left blank]

B-4-1

Exhibits to Series 2024-1 Supplement

CITIBANK, N.A., as Trustee and Registrar

By:
Name:
Title:

B-4-2

Exhibits to Series 2024-1 Supplement

EXHIBIT D

FORM OF MANDATORY / VOLUNTARY DECREASE

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTES, CLASS A-1

TO: Citibank, N.A., as Trustee

388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Driven Brands

Email: Anthony.bausa@citi.com or call (888) 855-9695 (to obtain Citibank, N.A. account manager’s email address)

and

Midland Loan Services, a division of PNC Bank, National Association,

as Control Party

10851 Mastin Street

Overland Park, KS 66210

Email: noticeadmin@midlandls.com

CC: Barclays Bank PLC, as Administrative Agent

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: (201) 499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber

Telephone: (212) 412-1092 / (212) 526-5380

Email: thomas.holber@barclays.com

Greetings:

Reference is made to (a) that certain Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1 Notes), dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Class A-1 Note Purchase Agreement”), by and among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as Co-Issuers, Driven Brands, Inc. and Driven Brands Canada Shared Services Inc., as the Managers, the Guarantors, the Conduit Investors, the Committed Note Purchasers, the Funding Agents and Barclays Bank PLC, as Administrative Agent and (b) that certain Series 2024-1 Supplement, dated as of July 29, 2024 (the “Series 2024-1 Supplement”) to the Amended and Restated Base Indenture, dated as of April 24, 2018 (such Base Indenture, as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated

D-1

Exhibits to Series 2024-1 Supplement

as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and as further amended, modified or supplemented from time to time, exclusive of any Series Supplements (as defined therein), the “Base Indenture” and, together with the Series 2024-1 Supplement, dated as of July 29, 2024, the “Indenture”), by and between the Co-Issuers and the Trustee. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Class A-1 Note Purchase Agreement or the Series 2024-1 Supplement.

Pursuant to Section 2.02(d) of the Class A-1 Note Purchase Agreement and Section 2.2[(a)]/[(b)] of the Series 2024-1 Supplement, the undersigned, solely in his or her capacity as an officer of the Co-Issuers and not in his or her individual capacity, hereby gives the Trustee and the Administrative Agent notice of a [Mandatory]/[Voluntary] Decrease and directs that the following amounts be paid on [      ] (the “[Mandatory]/[Voluntary] Decrease Date”).

Principal: $

Interest: $

Breakage Amount (if any): $

[In furtherance of the above, the Trustee is hereby directed to transfer such amounts from the applicable Collection Accounts to the Series 2024-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the [Mandatory]/[Voluntary] Decrease Date and to distribute such amounts to the Series 2024-1 Class A-1 Noteholders in accordance with the instructions on file with Citibank, N.A. as Registrar and Paying Agent.].

For the avoidance of doubt, amounts repaid on the [Mandatory]/[Voluntary] Decrease Date may not be reborrowed.

D-2

Exhibits to Series 2024-1 Supplement

The undersigned has executed and delivered this payment direction on the    day of       ,       .

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:
Name:
Title:

D-3